Filed Pursuant to Rule 497

File No. 333-184407

FS ENERGY AND POWER FUND

Supplement dated February 19, 2014

to

Prospectus dated May 14, 2013

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated May 14, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 35 of the Prospectus before you decide to invest in our common shares.

Increase in Public Offering Price

On February 18, 2014, we increased our public offering price from $10.80 per share to $10.85 per share. This increase in the public offering price was effective as of our February 19, 2014 weekly closing and first applied to subscriptions received from February 12, 2014 through February 18, 2014. The purpose of this action was to ensure that our net asset value per share did not exceed our offering price per share, after deducting selling commissions and dealer manager fees, as required by the 1940 Act.